Supplement No. 2 dated October 18, 2000
--------------------------------------------------------------------------------

to   Prospectus dated August 1, 2000
     (supplanting Supplement No. 1 dated August 1, 2000)


for  State Street Research Strategic Growth & Income Fund
     A series of State Street Research Income Trust


     Rule 12b-1 Plan for Class A Shares
     The fund's Rule 12b-1 plan of distribution has been amended to allow the fund to increase its Rule 12b-1 fees on Class A shares. These fees are used to pay for service, distribution and marketing expenses related to Class A shares of the fund. The fee, formerly 25 basis points (0.25% or .0025), has been increased to 30 basis points (0.30% or .0030) of the net assets attributable to Class A shares. The fund's Trustees may increase the current fees for Class A shares at any time, provided that the fees do not exceed a maximum of 40 basis points (0.40% or .0040).




                                                                   SGI-2680-1000
     [State Street Logo]                         Control Number: (exp0801)SSR-DD

Accordingly, the table captioned "Annual Fund Operating Expenses" under the heading "Investor Expenses" on page 8 is revised as follows for Class A shares:

Shareholder Fees (% of offering price)                                    Class A
--------------------------------------------------------------------------------
         Maximum front-end sales charge (load)                            5.75(a)
         Maximum deferred sales charge (load)                             0.00(a)

Annual Fund Operating Expenses (% of average net assets)                  Class A
--------------------------------------------------------------------------------
         Management Fee                                                   0.74
         Service/distribution (12b-1) fees                                0.30%(b)
         Other expenses                                                   0.31
                                                                          ----
         Total annual fund operating expenses*                            1.35
                                                                          ====
         *Because some of the fund's expenses have been
          reduced through expense offset arrangements, actual
          total operating expenses for the prior year would have been:    1.34

Example  Year                                                             Class A
--------------------------------------------------------------------------------
         1                                                                $705
         3                                                                $978
         5                                                                $1,272
        10                                                                $2,105

(a)Except for investments of $1 million or more; see page 13.

(b)Reflects fee schedule that became effective October 18, 2000 as if it had been in place during the fund's previous fiscal year. The Trustees may increase the current fee shown for Class A at any time, provided that the fees do not exceed a maximum of 0.40%.

In addition, the third bullet point under the caption "Class A -- Front Load" under the heading "Your Investment" on page 12 is revised as follows:

        o Lower annual expenses than Class B(1) or Class C shares because of lower service/distribution (12b-1) fee of up to 0.40%

                     Supplement No. 1 Dated October 18, 2000
                                       to
                       Statement of Additional Information
                              Dated August 1, 2000
                                       For
              State Street Research Strategic Growth & Income Fund
                     State Street Research High Income Fund
                 (Series of State Street Research Income Trust)

Fundamental Investment Restrictions
-----------------------------------
         Fundamental investment restriction number 1 under the caption "Fundamental and Nonfundamental Investment Restrictions on page I,1-1 in Part I of the Statement of Additional Information ("SAI") is hereby revised in its entirety to read as follows:

                  "(1) not to purchase a security of any one issuer (other than securities of other investment companies, and U.S. Government securities as defined under the Investment Company Act of 1940, as amended, and as interpreted from time to time by the Securities and Exchange Commission) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund."

Rule 12b-1 Fees
---------------
         The first paragraph under the caption "Rule 12b-1 Fees" on page I,1-12 in Part I of the SAI is hereby revised in its entirety as follows:

                  "The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of
         (i) up to 0.15% on the average daily net assets of Class A shares, and
         (ii) 0.75% on the average daily net assets of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes."

CONTROL NUMBER: (XXXX)SSR-LD                                      XXX-XXXX-1000

         Purchase and Redemption of Shares
         ---------------------------------
         The table under the caption "Purchase and Redemption of Shares" on page II-33 in Part II of the SAI is revised, in part, as follows with respect to Class A shares:

                                      Class A
                                      -------
Rule 12b-1 Distribution
Fee

      Paid by Fund to               Up to 0.15%
      Distributor                   each year

      Paid by Distributor           Up to 0.15%
      to Financial                  each year
      Professional